UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
April 23, 2007

Commission file number 1-8572

TRIBUNE COMPANY
(Exact name of registrant as specified in its charter)

Delaware	36-1880355
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

435 North Michigan Avenue Chicago, Illinois	60611
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:  (312) 222-9100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐   Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☒   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.                                    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On April 5, 2007, Tribune Company (the “Company”) filed with the Securities and Exchange Commission a Current Report on Form 8-K dated April 1, 2007 (the “April 1 Form 8-K”), relating to the approval by the Company’s board of directors (the “Board”), based on the recommendation of a special committee of such Board comprised entirely of independent directors, of the Company’s entry into a series of transactions (collectively referred to as the “Leveraged ESOP Transactions”) with a newly formed Tribune Employee Stock Ownership Plan, EGI-TRB, L.L.C., a Delaware limited liability company (the “Zell Entity”) wholly owned by Sam Investment Trust (a trust established for the benefit of Samuel Zell and his family), and Samuel Zell (“Zell”).  The information set forth in Item 1.01 of the April 1 Form 8-K is incorporated herein by reference.

Consummation of Initial Investment

As noted in Item 1.01 of the April 1 Form 8-K, on April 1, 2007 the Company, the Zell Entity and Zell entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) pursuant to which the Company agreed to sell to the Zell Entity (i) 1,470,588 newly-issued shares of common stock, par value $0.01 per share, of the Company (the “Company Common Stock”) and (ii) an unsecured subordinated exchangeable promissory note in the principal amount of $200,000,000.  The sale of such shares and unsecured subordinated exchangeable promissory note was subject to certain conditions, including the expiration or termination of any waiting period applicable to such sale under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

On April 23, 2007, following satisfaction of the closing conditions under the Securities Purchase Agreement, the Company consummated the sale to the Zell Entity of (i) 1,470,588 shares of Company Common Stock at a purchase price of $34.00 per share and an aggregate purchase price of $50,000,000 (the “Purchased Shares”), and (ii) an unsecured subordinated exchangeable promissory note, dated April 23, 2007, in the principal amount of $200,000,000, which is exchangeable at the option of the Company, or automatically upon termination of the Merger Agreement (as defined below), into 5,882,353 shares of Company Common Stock (the “Exchangeable Note”), for a purchase price of $200,000,000, all pursuant to the terms of the Securities Purchase Agreement.

The Exchangeable Note accrues interest on the unpaid principal amount at the rate of 4.81% per annum, which may be paid in additional notes.  The Exchangeable Note is subordinated to the senior obligations of the Company.  The Exchangeable Note is exchangeable at any time, at the option of the Company, and will automatically be exchanged upon any termination of the Agreement and Plan of Merger, dated as of April 1, 2007 (the “Merger Agreement”), by and among the Company, Tesop Corporation, GreatBanc Trust Company, not in its individual or corporate capacity, but solely as trustee of the Tribune Employee Stock Ownership Trust, which forms a part of the Tribune Employee Stock Ownership Plan and the Zell Entity (solely for the limited purposes of Section 8.12 thereof), into an aggregate of 5,882,353 shares of Company Common Stock, subject to antidilution adjustments.  In the event of such an exchange, the Company will pay cash to the Zell Entity in an amount equal to 40% of the interest on the Exchangeable Note that has accrued or has been paid in additional notes, and the remaining 60% will be considered to be additional exchange price for the shares of Company Common Stock issued in the exchange.  The Exchangeable Note matures on the date of the closing of the merger of Tesop Corporation with and into the Company, with the Company continuing as the surviving corporation pursuant to the terms of the Merger Agreement (the “Merger”), and the Company is required to pay the outstanding principal amount of the Exchangeable Note together with all accrued and unpaid interest thereon, immediately prior to the consummation of the Merger.  The Exchangeable Note is also prepayable at the Company’s option in cash.  The foregoing description of the Exchangeable Note is qualified in its entirety by reference to the complete terms and conditions of the Exchangeable Note, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Letter Agreement

On April 23, 2007, the Company, the Zell Entity and Zell entered into a letter agreement (the “Letter Agreement”), pursuant to which the Company has agreed (i) that it will cause Zell to be appointed to the Board at such time as the Board next takes any action as a board of directors (and in no event later than May 9, 2007) and (ii) that it will invite Zell to participate as a director in any meeting of the Board at which he is appointed.  The Company further agreed that in the event that the Board takes any action prior to the commencement of the previously announced share repurchase pursuant to a tender offer or the filing of a Form S-3 registration statement contemplated by that certain Registration Rights Agreement, dated as of April 1, 2007, between the Company, Chandler Trust No. 1 and Chandler Trust No. 2, the Company has agreed that it will provide the Zell Entity and Zell with prior written notice of such proposed action and the opportunity for Zell to decline to be appointed as a director until the next time the Board takes any action as a board of directors (but in no event later than May 9, 2007).  The foregoing description of the Letter Agreement is qualified in its entirety by reference to the complete terms and conditions of the Letter Agreement, which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

ITEM 2.03.	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information set forth above in Item 1.01 of this Form 8-K is incorporated herein by reference.

ITEM 3.02.	UNREGISTERED SALES OF EQUITY SECURITIES.

The information set forth in Item 1.01 of the April 1 Form 8-K described above and the information set forth above in Item 1.01 of this Form 8-K are incorporated herein by reference.  The Purchased Shares have been, and any shares of Company Common Stock issuable in certain circumstances upon exchange of the Exchangeable Note will be, issued in a Section 4(2) private placement transaction exempted from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) and in accordance with Rule 506 promulgated thereunder.  The Purchased Shares and the shares of Company Common Stock issuable in certain circumstances upon exchange of the Exchangeable Note have not been registered under the Securities Act, or applicable state securities laws, and unless so registered, may not be offered or sold in the United States of America except pursuant to an exemption from the registration requirements of the Securities Act and applicable state securities laws.

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

The information set forth above in Item 1.01 of this Form 8-K under the heading “Letter Agreement” is incorporated herein by reference.

Important Additional Information Regarding the Merger and the Tender Offer will be filed with the SEC:

In connection with the proposed Merger contemplated by the Leveraged ESOP Transactions, the Company will file a proxy statement and other documents with the Securities and Exchange Commission (the “SEC”). BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE PROPOSED MERGER, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the proxy statement (when available) and other documents filed by the Company with the SEC at the SEC’s website at http://www.sec.gov. The definitive proxy statement and other relevant documents may also be obtained free of charge on the Company’s website at www.tribune.com or by directing a request to Tribune Company, 435 North Michigan Avenue, Chicago, IL 60611, Attention: Investor Relations. You may also read and copy any reports, statements and other information filed by the Company with the SEC at the SEC public reference room at 450 Fifth Street, N.W. Room 1200, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

The Company and its directors and executive officers may be deemed to be “participants” in the solicitation of proxies from the stockholders of the Company in connection with the proposed Merger. Information about the Company and its directors and executive officers and their ownership of Company Common Stock is set forth in the proxy statement for Tribune’s Annual Meeting of Shareholders, which Tribune is required to file with the SEC. Stockholders and investors may obtain additional information regarding the interests of the Company and its directors and executive officers in the Merger, which may be different than those of the Company’s stockholders generally, by reading the proxy statement and other relevant documents regarding the Merger, which will be filed with the SEC.

* * * * *

The disclosures included in this Current Report on Form 8-K are for informational purposes only and are not an offer to buy or the solicitation of an offer to sell any shares of Company Common Stock. The solicitation of offers to buy the Company Common Stock will only be made pursuant to the offer to purchase and related materials that the Company will be sending to its stockholders (when available). Stockholders should read those materials carefully (when available) because they will contain important information, including the various terms and conditions of the offer. Stockholders will be able to obtain copies of the offer to purchase, related materials filed by the Company as part of the statement on Schedule TO and other documents when filed with the SEC through the SEC’s internet address at http://www.sec.gov without charge. Stockholders will also be able to obtain copies of the offer to purchase and related materials, when and as filed with the SEC (excluding exhibits), without charge from the Company or by written or oral request directed to the information agent identified in the offer to purchase.

ITEM 9.01.            FINANCIAL STATEMENTS AND EXHIBITS.

(d)

Exhibits to this Form 8-K

Exhibit No.	Description
10.1	Subordinated Exchangeable Promissory Note of Tribune Company, dated April 23, 2007
10.2	Letter Agreement, dated April 23, 2007, among Tribune Company, EGI-TRB, L.L.C. and Samuel Zell

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIBUNE COMPANY
(Registrant)

Date: April 24, 2007	/s/	Mark W. Hianik
Mark W. Hianik
Vice President/Assistant General Counsel

EXHIBIT INDEX

Exhibits to this Form 8-K

Exhibit No.	Description
10.1	Subordinated Exchangeable Promissory Note of Tribune Company, dated April 23, 2007
10.2	Letter Agreement, dated April 23, 2007, among Tribune Company, EGI-TRB, L.L.C. and Samuel Zell